EXHIBIT 99.1


All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                 July 29, 2005

------------------------------------------------------------------------------
                Preliminary Structural and Collateral Term Sheet
------------------------------------------------------------------------------

                $400,000,000 (approximate) of Senior Certificates
              CWMBS, Inc., CHL Mortgage Pass-Through Trust 2005-18
               Mortgage Pass-Through Certificates, Series 2005-18

-------------------------------------------------------------------

                   Features of the Transaction
-------------------------------------------------------------------
o Offering consists of approximately $400,000,000 senior certificates with a Certificate Interest Rate of 5.50%, all expected to be rated AAA by 2 of the 3: S&P, Moody's and Fitch.

o The expected amount of credit support for the senior certificates is 3.80% +/- 0.50% in the form of subordination with a shifting interest structure and a five year prepayment lockout.
o All collateral for the Certificates consists of single family, fixed-rate residential first mortgages of no more than 30 years to original maturity, originated or acquired by Countrywide Home Loans.
o The amount of senior certificates is approximate and may vary by up to 5%.


-----------------------------------------------------------------

          Preliminary Mortgage Pool Data (approximate)
-----------------------------------------------------------------
                                                            Deal

Total Outstanding Principal
Balance (+/- 10%):                                  $415,801,000
Average Principal Balance of
the Mortgage Loans (+/- $10k):                          $545,000

Weighted Average Annual
Mortgage Interest Rate:                            5.95% +/- 10bps

Weighted Average Maturity
 (+/- 3 months) :                                            359
Weighted Average Seasoning
(+/- 3 months):                                                1
Weighted Average Original
Loan-To-Value Ratio (+/- 5%):                                73%

Owner Occupied (+/- 10%):                                    94%

Cash-out Refinance (+/- 10%):                                28%

Average FICO (+/- 10):                                       743

IO Loan Percentage:                                      10% Max

Geographic Distribution:                             CA: 50% Max

Type of Dwelling:                    Single-Family Dwelling: 93%



---------------------------------------------------------------------

                             Key Terms
---------------------------------------------------------------------
Issuer:                         CHL Series 2005-18
Underwriter:                    Goldman, Sachs & Co.

Depositor:                      CWMBS, Inc/Countrywide Home Loans

Master Servicer:                Countrywide Home Loans
                                Servicing LP

Trustee:                        The Bank of New York

Type of Issuance:               Public

Servicer Advancing:             Yes, subject to recoverability

Compensating Interest:          Yes, to the extent of Base Master
                                Servicing, but in no case more than 1/12th of 0.125% of the Pool Scheduled Principal Balance for such Distribution Date

Legal Investment:               The senior certificates are
                                expected to be SMMEA eligible at
                                settlement

Interest Accrual:               Prior calendar month

Clean Up Call:                  10% of the Cut-off Date principal
                                balance of the Mortgage Loans

ERISA Eligible:                 Underwriter's exemption may apply
                                to senior certificates, however
                                prospective purchasers should
                                consult their own counsel

Tax Treatment:                  REMIC; senior certificates are
                                regular interests

Structure:                      Senior/Subordinate; shifting
                                interest with a five year
                                prepayment lockout to subordinate
                                certificates

Expected Subordination:         3.80% +/- 0.50%

Rating Agencies:                2 of 3: Fitch, Moody's and S & P

Minimum Denomination:           Senior certificates - $25,000

Delivery:                       Senior certificates - DTC

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                             Time Table
---------------------------------------------------------------------
Expected Settlement:                               August 30, 2005
Cut-off Date:                                       August 1, 2005
First Distribution Date:                        September 26, 2005
Distribution Date:                       25th or next business day







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                                     CMO CWHL 0518 1A                                                          Goldman
                                                                                                               Sachs
                                                Scenario Report (Intex)
                                                                                     Generated: 07/29/2005 14:57:06  Page 1 of 1

===================================================================================================================================
CUSIP                       Monthly             As Of            8/05 Pricing       7/28/05   Original 277,718,000.00
Description:  Senior                                                  Settle        8/30/05   Balance  277,718,000.00
Coupon:       5.500%                                                  Next Proj     9/25/05   Factor       1.00000000
Collateral:  Cpn 5.50   WAC 5.95     WAM 360      WALA 0              Stated Final   0/0/00   Delay                24
Historical CPR's:   8/05=    7/05=   6/05= 3mo=     6mo=       12mo=      SI=
Curve: 3m=   6m=   1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=
===================================================================================================================================



Input               Output      PSA          PSA         PSA          PSA         PSA           PSA
------              -------     ----         ----        ----         ---         ----          ---
PREPAY                          300          100         200          400         500           600
                    Av Life     3.286        7.950       4.560        2.700       2.352         2.111
Price               Window      9/05-7/12    9/05-3/26   9/05-7/17    9/05-9/10   9/05-11/09    9/05-5/09
100-00              Yield       5.436        5.500       5.467        5.412       5.391         5.373
100-00+             Yield       5.431        5.498       5.463        5.405       5.384         5.365
100-01              Yield       5.425        5.495       5.459        5.399       5.377         5.357
100-01+             Yield       5.420        5.492       5.454        5.392       5.370         5.349
100-02              Yield       5.414        5.490       5.450        5.386       5.362         5.341
100-02+             Yield       5.409        5.487       5.446        5.380       5.355         5.333
100-03              Yield       5.404        5.484       5.442        5.373       5.348         5.325
100-03+             Yield       5.398        5.482       5.438        5.367       5.340         5.317
100-04              Yield       5.393        5.479       5.434        5.360       5.333         5.309
100-04+             Yield       5.387        5.476       5.430        5.354       5.326         5.301
100-05              Yield       5.382        5.474       5.426        5.347       5.318         5.293
100-05+             Yield       5.377        5.471       5.422        5.341       5.311         5.285
100-06              Yield       5.371        5.468       5.418        5.335       5.304         5.277
100-06+             Yield       5.366        5.466       5.413        5.328       5.297         5.269
100-07              Yield       5.360        5.463       5.409        5.322       5.289         5.260
100-07+             Yield       5.355        5.460       5.405        5.315       5.282         5.252
100-08              Yield       5.350        5.458       5.401        5.309       5.275         5.244
100-08+             Yield       5.344        5.455       5.397        5.302       5.267         5.236
100-09              Yield       5.339        5.452       5.393        5.296       5.260         5.228
100-09+             Yield       5.334        5.450       5.389        5.290       5.253         5.220
100-10              Yield       5.328        5.447       5.385        5.283       5.246         5.212
100-10+             Yield       5.323        5.444       5.381        5.277       5.238         5.204
100-11              Yield       5.317        5.442       5.377        5.270       5.231         5.196
100-11+             Yield       5.312        5.439       5.373        5.264       5.224         5.188
100-12              Yield       5.307        5.436       5.368        5.258       5.217         5.180
100-12+             Yield       5.301        5.434       5.364        5.251       5.209         5.172
100-13              Yield       5.296        5.431       5.360        5.245       5.202         5.164






This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable Opinions expressed are our present opinions only. This material is for all investors. based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada. Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.I.M. S.P.A. in Milan, or at its London branch office at 133 Fleet Street.Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.

                                     CMO CWHL 0518 A2                                                          Goldman
                                                                                                               Sachs
                                                Scenario Report (Intex)
                                                                                     Generated: 08/01/2005 09:31:12 Page 1 of 1
===================================================================================================================================
CUSIP                       Monthly             As Of    8/05             Pricing        7/29/05    Original 42,282,000.00
Description:  Senior                                                      Settle         8/30/05    Balance  42,282,000.00
Coupon:       5.500%                                                      Next Proj      9/25/05    Factor      1.00000000
Collateral:  Cpn   5.50 WAC 5.95       WAM 360        WALA 0              Stated Final   0/0/00     Delay               24
Historical CPR's:   8/05=    7/05=      6/05= 3mo=     6mo=       12mo=      SI=
Curve: 3m=   6m=   1yr= 2yr= 3yr= 4yr= 5yr= 7yr= 10yr= 30yr=
===================================================================================================================================


      Input    Output     PSA            PSA        PSA        PSA          PSA          PSA
      -----    ------     ----           ---        ---        ---          ---          ---
     PREPAY               300            100        200        400          500          600
               Av Life    10.348         24.841     17.210     6.000        4.729        4.074
      Price    Window     7/12-8/35      3/26-8/35  7/17-8/35  9/10-1/13    11/09-1/11   5/09-2/10
      97-28    Yield      5.801          5.699      5.730      5.920        6.001        6.063
      97-28+   Yield      5.799          5.697      5.729      5.917        5.997        6.058
      97-29    Yield      5.796          5.696      5.727      5.914        5.993        6.054
      97-29+   Yield      5.794          5.695      5.726      5.911        5.989        6.049
      97-30    Yield      5.792          5.694      5.724      5.908        5.985        6.045
      97-30+   Yield      5.790          5.693      5.723      5.904        5.982        6.040
      97-31    Yield      5.788          5.691      5.721      5.901        5.978        6.036
      97-31+   Yield      5.786          5.690      5.720      5.898        5.974        6.031
      98-00    Yield      5.784          5.689      5.718      5.895        5.970        6.027
      98-00+   Yield      5.781          5.688      5.717      5.892        5.966        6.022
      98-01    Yield      5.779          5.686      5.715      5.888        5.962        6.018
      98-01+   Yield      5.777          5.685      5.714      5.885        5.958        6.013
      98-02    Yield      5.775          5.684      5.712      5.882        5.954        6.009
      98-02+   Yield      5.773          5.683      5.711      5.879        5.950        6.004
      98-03    Yield      5.771          5.682      5.709      5.876        5.946        6.000
      98-03+   Yield      5.769          5.680      5.708      5.872        5.942        5.996
      98-04    Yield      5.767          5.679      5.706      5.869        5.938        5.991
      98-04+   Yield      5.764          5.678      5.705      5.866        5.934        5.987
      98-05    Yield      5.762          5.677      5.703      5.863        5.930        5.982
      98-05+   Yield      5.760          5.676      5.702      5.860        5.927        5.978
      98-06    Yield      5.758          5.674      5.700      5.856        5.923        5.973
      98-06+   Yield      5.756          5.673      5.699      5.853        5.919        5.969
      98-07    Yield      5.754          5.672      5.697      5.850        5.915        5.964
      98-07+   Yield      5.752          5.671      5.696      5.847        5.911        5.960
      98-08    Yield      5.750          5.669      5.694      5.844        5.907        5.955







This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable Opinions expressed are our present opinions only. This material is for all investors. based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada. Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.I.M. S.P.A. in Milan, or at its London branch office at 133 Fleet Street.Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.